Exhibit 32.1
Certification Pursuant to Section 1350 of Chapter 63
of Title 18 of the United States Code

I, David A. Dodd, the Chief Executive Officer of Medizone International, Inc. (“Medizone”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(i)           the accompanying Form 10-Q of Medizone for the quarter ended September 30, 2017 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)           the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Medizone.

/s/ David A. Dodd
David A. Dodd
Chief Executive Officer (Principal Executive Officer)

November 8, 2017